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                                                                  Exhibit 10.1.1

                                 AMENDMENT NO. 1
                                       TO
                           THIRD AMENDED AND RESTATED
                       CREDIT AND REIMBURSEMENT AGREEMENT

       AMENDMENT No. 1 dated as of March 25, 1999 among ORBITAL SCIENCES CORPORATION (the "COMPANY"), MORGAN GUARANTY TRUST COMPANY OF NEW YORK, the BANKS listed on the signature pages hereof and MORGAN GUARANTY TRUST COMPANY OF NEW YORK, as Administrative Agent (the "ADMINISTRATIVE AGENT") and as Collateral Agent.

                              W I T N E S S E T H:

              WHEREAS, the parties hereto have heretofore entered into a Third Amended and Restated Credit and Reimbursement Agreement dated as of December 21, 1998 (as amended from time to time, the "CREDIT AGREEMENT"); and

              WHEREAS, the parties hereto wish to amend the terms of the Credit Agreement as set forth herein;

              NOW, THEREFORE, the parties hereto agree as follows:

              SECTION 1. Definitions; References. Unless otherwise specifically defined herein, each term used herein that is defined in the Credit Agreement shall have the meaning assigned to such term in the Credit Agreement. Each reference to "hereof", "hereunder", "herein" and "hereby" and each other similar reference and each reference to "this Agreement" and each other similar reference contained in the Credit Agreement shall from and after the Amendment Effective Date (as defined in Section 4 below) refer to the Credit Agreement as amended hereby.

              SECTION 2. Add Back to Consolidated EBITDA. The definition of "Consolidated EBITDA" set forth in Section 1.01 of the Credit Agreement is amended to read in its entirety as follows:

              "CONSOLIDATED EBITDA" means, for any period, Consolidated Net Income for such period plus, to the extent deducted in determining such Consolidated Net Income, without duplication, the aggregate amount of (i) consolidated interest expense, (ii) income tax expense, (iii) depreciation, amortization and other similar non-cash charges and (iv) one-time accounting charges resulting in adjustments to earnings for each of the fiscal quarters of the





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       fiscal year ended December 31, 1998, up to an aggregate amount equal to
       $35,600,000.

              SECTION 3. New York Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

              SECTION 4. Counterparts; Effectiveness. This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Amendment shall become effective on the date (the "Amendment Effective Date") on which the Administrative Agent shall have received duly executed counterparts hereof signed by the Company and the Required Banks (or, in the case of any party as to which an executed counterpart shall not have been received, the Administrative Agent shall have received telegraphic, telex or other written confirmation from such party of execution of a counterpart hereof by such party).

              IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

                                     ORBITAL SCIENCES CORPORATION

                                     By /s/ Kenneth H. Sunshine
                                        --------------------------------------
                                        Title:  Vice President and Treasurer
                                        21700 Atlantic Boulevard
                                        Dulles, VA  20166
                                        Attention:  Kenneth H. Sunshine
                                        Facsimile number: (703) 406-3502

                                     MORGAN GUARANTY TRUST COMPANY
                                       OF NEW YORK

                                     By /s/ Diana H. Imhof
                                        --------------------------------------
                                        Title: Vice President

                                     THE BANK OF NOVA SCOTIA

                                     By /s/ John Campbell
                                        --------------------------------------
                                        Title:  Unit Head

                                     NATIONSBANK, N.A.

                                     By /s/ Michael J. Brick
                                        --------------------------------------




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                                        Title: Vice President

                                     FIRST UNION COMMERCIAL CORPORATION

                                     By /s/ Barbara Boehm
                                        --------------------------------------
                                        Title: Vice President

                                     DEUTSCHE BANK AG, NEW YORK
                                     AND/OR CAYMAN ISLAND BRANCHES

                                     By /s/ Jon D. Storck
                                        --------------------------------------
                                        Title: Vice President

                                     By /s/ Paul Hatfield
                                        --------------------------------------
                                        Title: Vice President


                                     KEYBANK NATIONAL ASSOCIATION

                                     By /s/ Marianne T. Meil
                                        --------------------------------------
                                        Title: Vice President

                                     BANK OF TOKYO-MITSUBISHI TRUST COMPANY

                                     By
                                        --------------------------------------
                                        Title:

                                     WACHOVIA BANK, N.A.

                                     By /s/ Charlene A. Johnson
                                        --------------------------------------
                                        Title: Senior Vice President

                                     CHEVY CHASE BANK

                                     By /s/ Steven Hass
                                        --------------------------------------
                                        Title: Vice President

                                     MORGAN GUARANTY TRUST COMPANY
                                     OF NEW YORK, as Agent




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                                     By /s/ Diana H. Imhof
                                        ---------------------------
                                        Title:   Vice President
                                        60 Wall Street
                                        New York, NY  10260-0060
                                        Attention:  Diana H. Imhof
                                        Facsimile number:  (212) 648-5018